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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                              September 19, 2001


                                LANTRONIX, INC.
                                ______________
            (Exact name of registrant as specified in its charter)



               Delaware                   333-37508             33-0362767
-----------------------                 -----------           ------------
(State or other jurisdiction              (Commission          (IRS Employer
      of incorporation)                   File Number)       Identification No.)

                            15353 Barranca Parkway
                                  Irvine, CA
                                     92618

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (949) 453-3990


         (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On September 19, 2001, Lantronix, Inc. ("Lantronix") entered into an Agreement and Plan of Reorganization, dated as of September 19, 2001 (the "Merger Agreement"), by and among Lantronix, S Company Acquisition Corporation, an Illinois corporation and wholly owned subsidiary of Lantronix ("Sub"), Synergetic Micro Systems, Inc., an Illinois corporation ("Synergetic"), certain principal shareholders of Synergetic and Michael B. Justice, as shareholder representative, pursuant to which Lantronix will acquire Synergetic through the statutory merger of Sub with and into Synergetic (the "Merger"). Consummation of the Merger is subject to customary closing conditions. A copy of the Merger Agreement, excluding the schedules and exhibits thereto, is attached hereto as
Exhibit 5.1 and is hereby incorporated by reference in its entirety.

     In connection with the execution of the Merger Agreement, holders of approximately 80% of the outstanding capital stock of Synergetic have entered into voting agreements with Lantronix, dated as of September 19, 2001, pursuant to which they have agreed to vote in favor of, among other things, the Merger and the Merger Agreement.

     A copy of the press release issued by Lantronix on September 20, 2001 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           The following exhibits are filed herewith:

           5.1 Agreement and Plan of Reorganization, dated September 19, 2001, by and among Lantronix, Inc., S Company Acquisition Corporation, Synergetic Micro Systems, Inc., certain principal shareholders of Synergetic Micro Systems, Inc. and Michael B. Justice.

           99.1  Press Release issued by Lantronix on September 20, 2001.

                                                                             -2-


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANTRONIX, INC.


Date: September 20, 2001        By:  /s/ Steven V. Cotton
                                    ---------------------------
                                      Steven V. Cotton
                                      Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

5.1 Agreement and Plan of Reorganization, dated September 19, 2001, by and among Lantronix, Inc., S Company Acquisition Corporation, Synergetic Micro Systems, Inc., certain principal shareholders of Synergetic Micro Systems, Inc. and Michael B. Justice.

99.1     Press Release issued by Lantronix on September 20, 2001.